SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549

                       FORM 8-K/A

                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934



Date of Report: July 30, 1996
(Date of earliest event reported)




    Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)



Delaware              333-4846         75-2006294
(State or Other
Jurisdiction        (Commission     (I.R.S. Employer
of Incorporation)   File Number)    Identification No.)



8400 Normandale Lake Blvd., Suite 600,
Minneapolis, Minnesota                      55437
(Address of Principal Executive Office)   (Zip Code)



Registrant's telephone number, including area code:
(612) 832-7000


Item 5.   Other Events.




          On July 30, 1996, the Registrant expects to cause the issuance and sale of Mortgage Pass-
     Through Certificates, Series 1996-S16 (the
     "Certificates") pursuant to a Pooling and Servicing
     Agreement to be dated as of July 1, 1996, among the Registrant, Residential Funding Corporation, as
     Master Servicer, and Bankers Trust Company, as
     Trustee.




          In connection with the expected sale of the Series 1996-S16, Classes A-1, A-2, A-3, A-4, A-5,
     A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13, A-14,
     A-15, A-16, A-17, A-18, A-19, A-20, A-21, A-22, A-
     23 and R Certificates (the "Underwritten
     Certificates"), the Registrant has been advised by Donaldson, Lufkin & Jenrette (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the
     "Computational Materials") with respect to the Underwritten Certificates following the effective date of the related Registration Statement, which Computational Materials are being filed manually as an exhibit to this report.


          Computational Materials were filed for 1996-S16 on July 24, 1996 as exhibit 99 and then again on July 25, 1996 as exhibit 99.1 which was Additional Computational Material to exhibit 99. The Computational Material filed herewith as Exhibit 99.2 constitute a supplemental filing of additional Computational Materials which will supersede exhibit 99 and 99.1.


          The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.


          The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors. The Computational
     Materials may be based on assumptions that differ from the assumptions set forth in the related
     Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.








          In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates may very under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage
     Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


          Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational Materials. No representation is made that any returns set forth in the Computational
     Materials will be achieved. Changes to the assumptions used therein may have a material impact on any returns detailed. Past performance is not indicative of future results.




Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits


     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits










                Item 601(a) of
                Regulation S-K
Exhibit No.     Exhibit No.              Description

   1               99.2             Computational Materials




     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                    RESIDENTIAL
                                    FUNDING MORTGAGE
                                    SECURITIES I, INC.

                                    By: /s/Diane S. Wold
                                    Name: Diane S. Wold
                                    Title: Vice President




Dated: July 30, 1996






                     EXHIBIT INDEX


           Item 601 (a) of     Sequentially
Exhibit    Regulation S-K      Numbered
Number     Exhibit No.         Description      Format

1             99.2             Computational      P
                               Materials

















                       EXHIBIT 1
                 (Intentionally Omitted)